Exhibit 99.1

Supplement No. 1 to the Consent Solicitation Statement

SUPPLEMENT NO. 1 TO THE
CONSENT SOLICITATION STATEMENT

STEWART ENTERPRISES, INC.

Solicitation of Consents to the Proposed Waiver and Amendment to the Indenture
Relating to 6.50% Senior Notes due 2019
(CUSIP No. 860370AM7 / ISIN No. US860370AM78)

The consent solicitation will expire at 5:00 p.m., New York City time, on June 12, 2013, unless otherwise extended or earlier terminated.  If the Consent Conditions (as defined in the Statement (as defined below)) are satisfied, including the receipt of consents from the holders of a majority in aggregate principal amount of the notes, Service Corporation International will, promptly following the consummation of the merger, guarantee the notes on the terms and conditions set forth herein and in the Guarantee Prospectus (as defined in the Statement).  The Company may amend, extend or terminate the consent solicitation at any time.  If the merger is not consummated, the waiver will be inapplicable, and the amendment will not become effective and Service Corporation International will not issue any guarantee and the Final Payment (as defined below) will not be made.

This Supplement No. 1 (the “Supplement”) relates to the Consent Solicitation Statement dated June 6, 2013 (the “Statement”) of Stewart Enterprises, Inc., a Louisiana corporation (the “Company”).  Terms used in this Supplement that are not defined herein have the meanings set forth in the Statement.

Payment of Consent Fee

In the event that the Requisite Consents are received on or prior to the Expiration Time, the Company will pay to the Paying Agent (as defined below), on behalf of Holders who delivered valid and unrevoked Consents to the Proposed Waiver and Amendment prior to the Expiration Time, an aggregate cash payment equal to $2.50 per $1,000 principal amount of Notes for which Consents are validly delivered and unrevoked (the “Consent Fee”), 50% of which will be payable by or on behalf of the Company on the Initial Payment Date (as defined below) (the “Initial Payment”) and the remaining 50% of which will be payable by or on behalf of the Company, in the event the Consent Conditions are satisfied, on the Final Payment Date (as defined below) (the “Final Payment”).

As described in the Statement, the Amendment and Waiver Supplemental Indenture will become effective upon its execution following the receipt of the Requisite Consents, after which withdrawals of consents will not be permitted.  However, the Proposed Waiver will not become operative until the Company makes the Initial Payment on the Initial Payment Date (and Annex I to the Statement, the Form of Amendment and Waiver Supplemental Indenture, will be updated accordingly).

Holders (including DTC Participants acting under the omnibus proxy) must complete, sign, date and deliver by mail or facsimile (and not validly revoke) valid Consents to Information and Tabulation Agent at the address or number set forth on the back cover of this Supplement on or before the Expiration Time in order to receive the Consent Fee.

No interest will accrue or be paid on the Consent Fee.  The Information and Tabulation Agent will act as agent for the consenting Holders for the purpose of receiving payments from the Company and transmitting such payments to the consenting Holders.

SUMMARY

This Supplement contains important information that should be read carefully before any decision is made with respect to the Consent Solicitation. The following additional summary terms are provided solely for the convenience of the Holders and are not intended to be complete.  Holders are urged to read the more detailed information set forth elsewhere in this Supplement and in the Statement.

Initial Payment Date	The date that is promptly following the Expiration Time.
Final Payment Date	The date that is promptly following consummation of the Merger, and substantially concurrently with the effectiveness of the Guarantees by Parent.
Consequences to Non-Consenting Holders
Holders of Notes for which no Consent is delivered prior to the Expiration Time will not receive the Consent Fee, even though the Proposed Waiver and Amendment, if approved, will bind all Holders and their transferees upon the execution of the Supplemental Indenture at the Consent Time.

Paying Agent	i-Deal, LLC is serving as the Paying Agent in connection with the Consent Solicitation.

Additional Solicitation Considerations

The consummation of the Consent Solicitation and payment of the Consent Fee are subject to conditions.

The Consent Fee will be paid in its component parts consisting of the Initial Payment and the Final Payment.  The Initial Payment, being equal to 50% of the Consent Fee, will be payable to consenting Holders by or on behalf of the Company promptly following the Expiration Time.  The Final Payment, being equal to the remaining 50% of the Consent Fee, will be payable to consenting Holders by or on behalf of the Company promptly after the date of the consummation of the Merger, if at all.  The Company’s obligation to accept and pay the Consent Fee for valid and unrevoked Consents to the Proposed Waiver and Amendment is subject to and conditioned upon the Consent Conditions.  In particular, the Final Payment will not be paid if the Merger Agreement is terminated for any reason prior to the consummation of the Merger.  The Company cannot assure Holders that the Consent Conditions will be satisfied and that Holders that have delivered valid and unrevoked Consents will receive all or any portion of the Consent Fee.  Moreover, Holders that do Consent prior to the Expiration Time may have to wait an extended period of time for the consummation of the Merger before receiving the Final Payment.

Non-consenting Holders will be bound by the Proposed Waiver and Amendment if the Consent Solicitation is approved but will not receive the Consent Fee.

If the Holders of at least a majority in aggregate principal amount of the outstanding Notes (other than Notes owned by the Company, or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company)  validly deliver (and do not revoke) the Requisite Consents, the Company, the Guarantors and the Trustee will execute the Amendment and Waiver Supplemental Indenture.  The Consent Solicitation will expire at 5:00 p.m., New York City time, on June 12, 2013, unless earlier terminated or extended.  Holders who wish to receive the Consent Fee must deliver (and not revoke) their Consents to the Proposed Waiver and Amendment to the Information and Tabulation Agent before the Expiration Time.

Once the Amendment and Waiver Supplemental Indenture becomes effective, it will be binding on all Holders of Notes whether or not they delivered a Consent to the Proposed Waiver and Amendment.  Holders of Notes that do not deliver valid and unrevoked Consents to the Proposed Waiver and Amendment prior to the Expiration Time will not receive the Consent Fee.

Certain U.S. Federal Income Tax Considerations with Respect to the Consent Fee

To comply with Treasury Department Circular 230, you are hereby notified that:  (a) any discussion of U.S. federal tax issues in this Supplement is not intended or written to be used, and cannot be used by you, for the purpose of avoiding penalties that may be imposed on you under the Internal Revenue Code of 1986, as amended (the “Code”); (b) any such discussion is included herein by the Company in connection with the promotion or marketing by the Company of the transactions or matters addressed herein; and (c) you should seek advice based on your particular circumstances from an independent tax advisor.

For a discussion of certain U.S. federal income tax consequences of the Consent Solicitation, the Proposed Waiver and Amendment and the Post-Effective Merger to beneficial owners of the Notes, see “Certain U.S. Federal Income Tax Considerations” in the Statement.

In addition to the U.S. federal income tax consequences described under “Certain U.S. Federal Income Tax Considerations” in the Statement, the following specific consequences apply.

Tax Consequences Applicable to U.S. Holders

Treatment of the Consent Fee

The U.S. federal income tax consequences of the receipt of the Consent Fee are unclear.  In the absence of a published administrative ruling or judicial decision to the contrary, the Company intends to treat the Consent Fee as a separate fee for consenting to the Proposed Waiver and Amendment.  As such, a consenting U.S. Holder would be required to recognize the Consent Fee as ordinary income at the time the Consent Fee is received or accrued in accordance with such U.S. Holder’s method of accounting.

Alternative characterizations of the Consent Fee are possible.  Based on the reasoning of an IRS private letter ruling, on which neither the Company nor a holder may rely, the Consent Fee could be treated as a payment on the Notes.  Under such an approach, the Consent Fee would be treated first as a payment of accrued and unpaid interest and second as a payment of principal.  The portion of the Consent Fee treated as interest would be taxable to a consenting U.S. Holder as ordinary interest income to the extent not previously included in income under such U.S. Holder’s method of accounting.  The portion of the Consent Fee treated as a payment of principal on the Notes would decrease such U.S. Holder’s adjusted tax basis in the Notes.  Alternatively, if the Note Modifications (as defined below) resulted in a deemed exchange of the Notes for new debt instruments for U.S. federal income tax purposes, the Consent Fee could be treated as consideration received by a consenting holder in such exchange.

U.S. Holders should consult their own tax advisors regarding the U.S. federal income tax treatment of the Consent Fee.

Treatment of the Modifications to the Notes

Applicable Treasury regulations provide specific tests for significance for specific types of modifications, including a change in the yield of a debt instrument below a certain threshold amount.  Although not free from doubt, the Company intends to take the position that the Proposed Waiver and Amendment and, in the case of consenting Holders, the receipt of the Consent Fee (collectively, the “Note Modifications”) would not constitute a significant modification of the Notes for U.S. federal income tax purposes.

If the Note Modifications were determined to constitute a deemed exchange (as described under “Certain U.S. Federal Income Tax Considerations—Treatment of the Modifications to the Notes” in the Statement), and such deemed exchange qualified as an exchange of securities pursuant to a recapitalization, U.S. Holders generally would not recognize gain or loss for U.S. federal income tax purposes except to the extent the Consent Fee was treated as received by consenting U.S. Holders in such deemed exchange.  In such event, a consenting U.S. Holder would recognize gain, if any, in an amount equal to the lesser of (i) the Consent Fee received (to the extent not attributable to accrued and unpaid interest, as described below) and (ii) the excess of the Amount Realized (as defined below) by the U.S. Holder on the deemed exchange over the U.S. Holder’s adjusted tax basis in the Old Notes, and would not recognize loss.  U.S. Holders generally would have the same adjusted tax basis in the New Notes as in the Old Notes, increased by any gain recognized on the deemed exchange and reduced by the amount of the Consent Fee received (to the extent not attributable to accrued and unpaid interest, as described below).

For purposes of the foregoing, the “Amount Realized” on a deemed exchange of Old Notes for New Notes (each as defined under “Certain U.S. Federal Income Tax Considerations—Treatment of the Modifications to the Notes” in the Statement) generally would equal the “issue price” of the New Notes plus, in the case of consenting U.S. Holders and if the Consent Fee is treated as received in the deemed exchange, the amount of such Consent Fee (to the extent not attributable to accrued and unpaid interest).

Non-U.S. Holders

Treatment of the Consent Fee

As described above under the discussion applicable to U.S. Holders, the Company intends to treat the Consent Fee as a separate fee for consenting to the Proposed Waiver and Amendment.  Based on the Company’s position, the Company intends to withhold tax from the Consent Fee paid to Non-U.S. Holders equal to 30 percent (or lower rate as provided under an applicable income tax treaty) of the Consent Fee.

As also described above, such treatment of the Consent Fee is subject to uncertainty.  If the Consent Fee was treated as a payment on the Notes rather than a separate fee, a consenting Non-U.S. Holder would not be subject to tax on the receipt of the Consent Fee except to the extent the Consent Fee is attributable to accrued and unpaid interest and certain other conditions apply, as described below.  Alternatively, if the Note Modifications resulted in a deemed exchange of the Notes for new debt instruments for federal income tax purposes, the Consent Fee could be treated as consideration received by a consenting Holder in such exchange.

Non-U.S. Holders are urged to consult their tax advisors regarding the U.S. federal income and withholding tax consequences of the Consent Fee.

EXCEPT AS DESCRIBED IN THIS SUPPLEMENT, ALL TERMS AND CONDITIONS OF THE CONSENT SOLICITATION WITH RESPECT TO THE NOTES ARE UNCHANGED.

Miscellaneous

No person has been authorized to give any information or make any representations other than those contained in the Statement and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or the Solicitation Agent.  The delivery of this Supplement shall not under any circumstances create any implication that the information set forth herein is correct as of any time subsequent to the date hereof or that there has been no change in the information set forth herein or in the affairs of the Company since the date of this Supplement.

Each Holder who wishes to deliver a Consent should complete, sign and date the Consent Letter included with the Statement (or a facsimile thereof) in accordance with the instructions therein, have its signature thereon guaranteed, if required, and mail or deliver it and any other required documents to the Information and Tabulation Agent at its address set forth on the back cover hereof for receipt at or prior to the Expiration Time.

Any questions or requests for assistance or for additional copies of this Supplement, the Statement, the Consent Letter or related documents may be directed to the Information and Tabulation Agent at its address and telephone numbers set forth on the back cover hereof.  A Holder may also contact the Solicitation Agent at its telephone numbers set forth on the back cover hereof or such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation.

Consent Letters should be sent to the Information and Tabulation Agent at the address set forth on the back cover of this Supplement and on the Consent Letter in accordance with the instructions set forth therein.

Holders of Notes should not deliver Consents to the Company, the Trustee or the Solicitation Agent at any time.

Under no circumstances should any Holder tender or deliver Notes.

None of this Supplement, the Statement or the Consent Letter nor any related documents have been approved or reviewed by the SEC or any federal or state securities commission or regulatory authority of any country.  No authority has passed upon the accuracy or adequacy of this Supplement, the Statement or any related documents, and it is unlawful and may be a criminal offense to make any representation to the contrary.

THE INFORMATION AND TABULATION AGENT FOR THE CONSENT SOLICITATION IS:

i-Deal, LLC
65 Broadway, 16th Floor
New York, New York 10006
Attn: Aaron Dougherty
Email: consent@ipreo.com

Banks and Brokers call: (212) 849-3880

Toll free (888) 593-9546

By Facsimile (For Eligible Institutions Only):	By Mail, Overnight Courier or Hand Delivery:
(888) 254-6152	i-Deal, LLC 65 Broadway, 16th Floor New York, New York 10006
Attn: Aaron Dougherty

Any questions or requests for assistance or additional copies of this Supplement or the Statement may be directed to the Information and Tabulation Agent at its address or the telephone numbers set forth above.  A Holder may also contact the Solicitation Agent at its telephone numbers set forth below or such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation.

The Solicitation Agent for the Consent Solicitation is:

J.P. Morgan Securities LLC

383 Madison Avenue, 3rd Floor
New York, New York 10179
Attention:  High Yield Syndicate
Collect:  (212) 270-1200
Toll Free:  (800) 245-8812